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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:

                           ALLIED RESEARCH CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                NOVEMBER 22, 2002

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Allied Research Corporation (the "Company") will be held on Friday, November 22, 2002, at Allied Research Corporation, 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, at 10:30 a.m., local time, for the following purposes:

     1. To approve an amendment to the Company's Certificate of Incorporation, as amended, to change the Company's name to The Allied Defense Group, Inc.; and

     2. To transact such other business as may properly come before the meeting or any adjournment of adjournments thereof.

     Only stockholders of record at the close of business on October 1, 2002 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person or by proxy. Stockholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                    By Order of the Board of Directors,



                                    J. H. Binford Peay, III,
                                    Chairman of the Board,
                                    President  and
                                    Chief Executive Officer

October 17, 2002

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


                           ALLIED RESEARCH CORPORATION
                      8000 TOWERS CRESCENT DRIVE, SUITE 260
                             VIENNA, VIRGINIA 22182

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                                November 22, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Allied Research Corporation, a Delaware corporation (the "Company"), for use at a special meeting of stockholders to be held at Allied Research Corporation, 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, on Friday, November 22, 2002, at 10:30 a.m., local time, or any adjournment thereof (the "special meeting").

     The record date for determination of the stockholders entitled to vote at the meeting is October 1, 2002 at the close of business. Any stockholder giving a proxy may revoke it at any time before it is exercised (including a revocation at the meeting) by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date.

     In accordance with the laws of the State of Delaware and the Company's charter and bylaws, a majority of the outstanding shares of common stock will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. An abstention will be counted as a vote against the approval of any matter to come before the meeting. Broker non-votes will have no effect on the outcome of any other matter scheduled to come before the meeting.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has also retained Georgeson Shareholder Communications, Inc. to aid in the solicitation at an estimated cost of $4,000.00 plus out-of-pocket expenses.

     The approximate date on which this Proxy Statement and enclosed form of proxy are to be mailed to stockholders is October 17, 2002.


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

Voting Securities and Principal Stockholders

     On October 1, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, 5,473,256 shares of common stock of the Company were outstanding. Common stock is the only class of capital stock of the Company currently outstanding. Each stockholder of record is entitled to one vote for each share of common stock owned on all matters to come before the special meeting.

     The following table sets forth information with respect to the shares of the Company's common stock which are held by the only persons known to the Company to be the beneficial owners of more than 5% of such common stock based upon the most recent filings made by the undersigned with the Securities and Exchange Commission:


Title of          Name and Address of                   Amount and Nature of
Class             Beneficial Owner                      Beneficial Ownership       Percent of Class/1/
--------          ----------------------                --------------------       -------------------
Common            Bricoleur Capital                          441,900                    7.8 %
                  Management, LLC/2/                         Owned directly
                  12230 El Camino Real, Ste. 100
                  San Diego, CA  92130

Common            FMR Corp./3/                               445,000                    7.9 %
                  82 Devonshire Street                       Owned directly
                  Boston, MA 02109

Common            Dimensional Fund                           322,100                    5.7 %
                  Advisors, Inc./4/                          Owned directly
                  1299 Ocean Ave., 11/th/ Floor
                  Santa Monica, CA 90401

Common            Berno, Gambal & Barbee, Inc./5/            267,200                    4.7 %
                  1100 North Glebe Road                      Owned directly
                  Suite 1040
                  Arlington, VA  22201

---------------------------
/1/ Based upon 5,473,256 shares of common stock outstanding as of October 1, 2002, plus 179,000 shares which may be acquired within 60 days pursuant to outstanding stock options.
/2/ Bricoleur Capital Management, LLC ("Bricoleur") filed an amended Form 13F with the SEC on August 15, 2002. This Form 13F states that Bricoleur beneficially owned 441,900 shares of Common Stock as of June 30, 2002.
/3/ FMR Corp. and its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), Edward C. Johnson, 3rd and Abigail P. Johnson, jointly filed an amended Form 13F with the SEC on August 14, 2002. This Form 13F states that Fidelity owned 445,000 shares of Common Stock as of June 30, 2002.
/4/ Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, filed an amended Form 13F with the SEC on August 6, 2002. This Form 13F states that Dimensional is deemed to have beneficial ownership of 322,100 shares, all of which shares are owned by advisory clients of Dimensional. Dimensional disclaims beneficial ownership of all such shares.
/5/ Berno, Gambal & Barbee, Inc. ("BGB") filed a Schedule 13G with the SEC on February 13, 2002. This Schedule 13G states that BGB beneficially owned 267,200 shares of Common Stock as of December 31, 2001.


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

     The following information is furnished as of October 1, 2002, with respect to the beneficial ownership by management of Allied Research's Common Stock:

Title of          Name and Address of                Amount and Nature of
Class             Beneficial Owner                   Beneficial Ownership         Percent of Class/1/
--------          -----------------------            ---------------------        -------------------
Common            J. H. Binford Peay, III                  72,088/2/                    1.3 %
                                                           Owned directly

Common            Harry H. Warner                          38,500/3/                    *
                                                           Owned directly

Common            Clifford C. Christ                       31,500/4/                    *
                                                           Owned directly

Common            J. R. Sculley                            64,900/3/                    1.1 %
                                                           Owned directly

Common            Ronald H. Griffith                       22,500/3/                    *
                                                           Owned directly

Common            Gilbert F. Decker                        7,500/4/                     *
                                                           Owned directly

Common            All executive officers                   299,650/5/                   5.3 %
                  and directors as a                       Owned directly
                  group (9)



--------------------------------
/1/ Based upon 5,473,256 shares of common stock outstanding plus 179,000 shares, which may be acquired within sixty (60) days pursuant to outstanding stock options.
/2/ Includes stock options for 46,500 shares, which may be exercised within sixty (60) days.
/3/ Includes stock options for 19,500 shares, which may be exercised within sixty (60) days.
/4/ Includes stock options for 6,500 shares, which may be exercised within sixty (60) days.
/5/ Includes stock options for 166,000 shares, which may be exercised within sixty (60) days.
*    Less than one percent (1%).


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

                       PROPOSAL: CHANGE OF CORPORATE NAME

General

     The Board of Directors of the Company has agreed, subject to stockholder approval, to change the corporate name of the Company from "Allied Research Corporation" to "The Allied Defense Group, Inc." The Board of Directors believes that changing the Company's corporate name better reflects the nature of the Company's portfolio of strategic defense and security companies. The Company further hopes to use the new name to better capitalize on the more favorable treatment of the defense industry. The Company will retain its AMEX ticker symbol "ALR".

     A copy of the proposed amendment to the Certificate of Incorporation, as amended, is attached hereto as Attachment A. If approved by the stockholders, the amendment will become effective upon filing with the Delaware Secretary of State as required by the General Corporation Law of Delaware. It is anticipated that this will occur promptly following the special meeting.

Vote Required

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will be required to approve the amendment to the Certificate of Incorporation, as amended, to change the corporate name of the Company to The Allied Defense Group, Inc.

         The Board of Directors has approved and unanimously recommends a vote "FOR" approval of the amendment to the
                    Certificate of Incorporation, as amended,
         to change the corporate name to The Allied Defense Group, Inc.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at next year's annual meeting, it must be in writing and must be received by the Secretary of the Company at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, no later than December 26, 2002, in order to be included in the Company's proxy statement and proxy relating to that meeting.


                                       7

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

                                 OTHER BUSINESS

     The Board of Directors is not aware of any business requiring a vote of the stockholders to come before the meeting other than those matters described in this Proxy Statement. However, if any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                                           By Order of the Board of Directors,




                                           J. H. Binford Peay, III,
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Dated:  October 17, 2002

     YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE.



                                       9




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

                                                                    ATTACHMENT A
                                                              TO PROXY STATEMENT

                            CERTIFICATE OF AMENDMENT

                           ALLIED RESEARCH CORPORATION

     Allied Research Corporation, a corporation organized and existing under the Delaware General Corporation Law (the "Corporation"), by virtue of a Certificate of Incorporation filed with the Secretary of State of Delaware on July 20, 1961, which Certificate has been subsequently amended from time to time (most recently by a Restated Certificate of Incorporation filed with the Secretary of State of Delaware on June 29, 1984, and Certificates of Amendment filed with the Secretary of State of Delaware on June 3, 1987, May 26, 1988 and June 25, 2002), does hereby certify that:

     FIRST:     The charter of the Corporation is hereby amended by deleting
Article FIRST in its entirety and by substituting in lieu thereof the following:

           FIRST:  The name of the Corporation is The Allied Defense Group, Inc.

     SECOND:    The foregoing amendment of the Corporation's charter was duly adopted by the Corporation's board of directors and stockholders pursuant to the requirements of Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, ALLIED RESEARCH CORPORATION has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunder affixed and attested by its Secretary on this _____ day of November, 2002.


ATTEST:                                ALLIED RESEARCH CORPORATION



                                       By:
--------------------------------          --------------------------------------
John G. Meyer, Jr., Secretary             J. H. Binford Peay, III
                                          Chairman of the Board,
                                          President and Chief Executive Officer



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